UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

December 5, 2022
Date of Report (date of earliest event reported)

Ekso Bionics Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-37854		99-0367049
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

101 Glacier Point, Suite A	San Rafael	California	94901
(Address of Principal Executive Offices)			(Zip Code)
(510) 984-1761
Registrant's telephone number, including area code

Not Applicable
________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EKSO	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.01	Completion of Acquisition or Disposition of Assets.
On December 5, 2022, Ekso Bionics Holdings, Inc. (the “Company”) and Parker Hannifin Corporation, an Ohio corporation (the “Seller”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) pursuant to which the Company purchased, subject to the terms and conditions of the Purchase Agreement, certain assets related to the Seller’s human motion control business, and software applications, support services and cloud environments related to such business (the “Acquisition”).
In the Acquisition, the Company (i) paid the Seller $5,000,000 in cash and (ii) delivered to the Seller a $5,000,000 unsecured, subordinated promissory note generally bearing interest at a rate of 0% per annum (the “Promissory Note”). Under the terms of the Promissory Note, the Company shall pay the Seller sixteen (16) equal quarterly installments of $312,500, with the first payment being due and payable December 31, 2023, and the last payment being due and payable September 30, 2027.
The Purchase Agreement contains customary representations, warranties and covenants of the Company and the Seller.
The foregoing summary is not complete and is qualified in its entirety by reference to the Purchase Agreement and the Promissory Note copies of which are filed as Exhibit 2.1 and Exhibit 4.1, respectively, to this Current Report on Form 8-K and incorporated herein by reference.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 4, 2022, in connection with the closing of the Acquisition, (i) Steven Sherman, the Company’s Chief Executive Officer and Chair of the Company’s board of directors (the “Board”), resigned as the Company’s Chief Executive Officer, and (ii) the Board appointed Scott G. Davis as Chief Executive Officer and Principal Executive Officer of the Company, each effective immediately. Mr. Davis has served as the Company’s President and Chief Operating Officer since January 2022. Mr. Sherman will continue to serve as Chair of the Board and will begin serving as Executive Chair of the Company.
In connection with Mr. Sherman’s resignation, the Board, upon the recommendation of the compensation committee of the Board (the “Compensation Committee”), approved (i) an amendment to Mr. Sherman’s previously disclosed restricted stock unit (“RSU”) grant that vests monthly through January 2023 to accelerate the vesting of all of the unvested RSUs and (ii) a grant of 242,679 RSUs to Mr. Sherman in satisfaction of Mr. Sherman’s 2022 annual bonus under Mr. Sherman’s existing employment agreement in accordance with the applicable Restricted Stock Unit Agreement under the Company’s Amended and Restated 2014 Equity Incentive Plan, which grant will fully vest on January 31, 2023. The foregoing description of the Restricted Stock Unit Agreement is qualified in its entirety by reference to the full text of such agreement, the form of which was filed as Exhibit 10.46 to the Company’s Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission (the “SEC”) on August 7, 2017, and incorporated in this Item 5.02 by reference
Additionally, in connection with his transition to Executive Chair of the Company, on December 5, 2022, Mr. Sherman entered into a letter agreement (the “Executive Chair Employment Agreement”), which replaced and superseded Mr. Sherman’s prior employment agreement. Under the Executive Chair Employment Agreement, which has a one-year term, Mr. Sherman is entitled to receive a salary of $125,000 in cash. In addition, Mr. Sherman will receive grant of $125,000 of RSUs that will fully vest on the one-year anniversary of the grant date, with such grant to be made on the same date and otherwise subject to the same terms and conditions as the annual RSU grant made to non-employee Board members. The foregoing description of the Executive Chair Employment Agreement is qualified in its entirety by reference to the full text of such agreement, which is included in this Current Report on Form 8-K as Exhibit 10.1 and incorporated in this Item 5.02 by reference.
Each of Messrs. Davis’ and Sherman’s biography was included in the proxy statement for the Company’s 2022 Annual Meeting of Stockholders filed with the SEC on April 29, 2022 and is incorporated herein by reference.
There are no arrangements or understandings between Mr. Davis or Mr. Sherman and any other person pursuant to which he was appointed to serve as Chief Executive Officer and Principal Executive Officer of the Company or Executive Chair of the Company, respectively. There are no family relationships between Mr. Davis or Mr. Sherman and any other director or executive officer of the Company, and neither Mr. Davis nor Mr. Sherman has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.
On December 5, 2022, the Company issued a press release announcing both the Acquisition and the change to the Company’s management. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in Item 7.01 of this Current Report on Form 8-K, including the information contained in Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such section, and such information shall not be incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The Company intends to file the financial statements required by this Item 9.01 and Regulation S-X by an amendment to this Current Report not later than 71 calendar days after the date this Current Report is required to be filed.
(b) Pro Forma Financial Information.
The Company intends to file the pro forma financial information required by this Item 9.01 and Regulation S-X by an amendment to this Current Report not later than 71 calendar days after the date this Current Report is required to be filed.
(d) Exhibits.

Exhibit	Description
2.1†	Asset Purchase Agreement between Ekso Bionics Holdings, Inc. and Parker Hannifin Corporation dated as of December 5, 2022.
4.1	Subordinated Promissory Note between Ekso Bionics Holdings, Inc. and Parker Hannifin Corporation dated as of December 5, 2022.
10.1	Executive Chair Employment Agreement by and between the Company and Steven Sherman.
99.1	Press Release dated December 5, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†
Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EKSO BIONICS HOLDINGS, INC.
By:    /s/ Jerome Wong
Name:    Jerome Wong
Title:    Chief Financial Officer

Dated: December 5, 2022